UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 25, 2012

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Jefferson Terrace, New Iberia, Louisiana	70560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

TECHE HOLDING COMPANY

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Submission of Matters to a Vote of Security Holders

Item 5.07       Submission of Matters to a Vote of Security Holders

On January 25, 2012, the Company held its annual meeting of shareholders at which the following items were voted on.

(1)           Election of Directors

Nominee	For	Withheld	Broker Non-Vote

William Thomas Allen	1,169,524	25,394	807,104
Henry L. Friedman	1,131,798	63,120	807,104
W. Ross Little, Jr.	1,165,024	29,894	807,104
Robert L. Wolfe, Jr.	1,169,524	25,394	807,104

There were no abstentions in the election of directors.

(2)           Ratification of appointment of Dixon Hughes Goodman LLP as independent auditors for the fiscal year ending September 30, 2012.

For	Against	Abstain
1,702,652	3,229	31,037

There were no broker non-votes on the ratification of auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J. L. Chauvin
Date: January 25, 2012	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer